Goldman Sachs Funds

REAL ESTATE SECURITIES FUND

Annual Report December 31, 2000

Long-term growth of capital

and dividend income through

a diversified portfolio of REITs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Market Overview

Dear Shareholder,

During the Fund’s reporting period the overall U.S. stock market experienced a sharp and prolonged correction. While there were pockets of opportunity, namely from value-oriented and mid-cap stocks, it was oftentimes difficult to avoid the downdraft.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

Within this volatile U.S. equity market, real estate securities posted strong returns, reinforcing the importance of diversification within an overall investment portfolio.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54.0% from its peak and 39.3% for the year — its worst performance since it was created in 1971. The S&P 500 Index fell 9.1%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth (–22.4%) and Russell 2000 Growth (–3.03%) indices. In contrast, the Russell 1000 Value and Russell 2000 Value indices returned 7.0% and 22.8%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

In summary, it has been an eventful period in the financial markets, one that we feel magnifies the importance of taking a long-term investment approach, and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

January 12, 2001

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics
as of December 31, 2000

PERFORMANCE REVIEW

December 31, 1999– December 31, 2000	Fund Cumulative Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index[2]

Class A	31.86%	30.74%
Class B	31.04	30.74
Class C	31.14	30.74
Institutional	32.45	30.74
Service	31.99	30.74

[1] The net asset value represents the net assets of the Class (ex-dividend) divided by the total number of shares of the Class outstanding. The Class’ performance reflects the reinvestment of dividends and other distributions.
[2] The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	24.54%	25.86%	30.10%	32.45%	31.99%
Since Inception	6.02	6.53	7.76	8.95	8.48
(7/27/98)

3 The Standardized Total Returns are average annual or cumulative (only if performance period is one year or less) total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 12/31/00 was $11.64 and represents the NAV per share divided by 1.0 minus the maximum sales charge of 5.5%. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 12/31/00[4]

Holding	% of Total Net Assets	Line of Business

Apartment Investment & Management Co.	5.3%	Apartments
Starwood Hotels & Resorts Worldwide, Inc.	5.2	Hotels
Equity Office Properties Trust	5.2	Office
Duke-Weeks Realty Corp.	5.0	Mixed Properties
AvalonBay Communities, Inc.	4.7	Apartments
Equity Residential Properties Trust	4.7	Apartments
ProLogis Trust	4.7	Industrial
Boston Properties, Inc.	4.4	Office
Spieker Properties, Inc.	3.9	Office
Prentiss Properties Trust	3.8	Mixed Properties
[4] The top 10 holdings may not be representative of the Fund’s future investments.

An investment in real estate securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Real Estate Securities Fund. This annual report covers the year ended December 31, 2000.

Performance Review

Over the one-year period that ended December 31, 2000 the Fund’s Class A, B, C, Institutional and Service shares generated, respectively, 31.86%, 31.04%, 31.14%, 32.45% and 31.99% cumulative total returns. Over the same time period the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) generated a 30.74% cumulative total return.

REIT Market Review

Following lackluster results in 1999, the REIT market produced outstanding results in 2000 — especially in light of the market’s overall volatility. In fact, during each quarter of the year, REITs outperformed all major market indices, including the Dow, the S&P 500, NASDAQ and the Russell 2000. We attribute this to a combination of a change in market sentiment, along with strong and improving fundamentals in the real estate markets. These strong fundamentals have resulted in accelerating earnings expectations — making REITs one of the few industries in the market during 2000 with such a dynamic.

Portfolio Positioning

For the vast majority of the year both stock selection and sector selection have aided the Fund’s performance. From a sector selection perspective, our underweighting in factory outlets and an underweight in retail shopping centers has added significantly to results.

We continue to maintain a significant overweight in the office and mixed properties sectors. Demand for office space has far exceeded expectations and, indeed, set an all-time record for total net absorption. This demand, driven by the continued strength of the economy, has resulted in increased occupancy rates and accelerating market rental rates. The high barriers to entry inhibiting new supply in most central business districts leads us to prefer companies that own downtown office properties, as opposed to suburban properties. This strategy was beneficial for much of the year, although our office/industrial holdings somewhat detracted from results in the fourth quarter.

We plan to continue our underweight in the retail sector, which, while not aiding performance in the fourth quarter, has been an additive for the year. Continued retailer weakness (e.g. Montgomery Ward and Bradlees’ bankruptcies, coupled with store closings at Sears and Office Depot) lead us to believe that retail landlords will face weakening occupancies and rental rates for the next several quarters, resulting in lowered earnings expectations.

2

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Portfolio Highlights

  Starwood Hotels and Resorts — Throughout the year, Starwood has been our largest holding and a top contributor to performance. Its inclusion in the S&P 500, combined with industry-leading same store operating results, drove its share price up. We have been reducing our exposure to Starwood, along with our overall exposure to the hotel sector, based on our concern for the sector in a slow growth/recessionary environment.
  Spieker Properties, Equity Office Properties Trust, and Boston Properties — These are examples of our winning holdings in the office and mixed properties sectors. Our overweight in these areas have been beneficial to Fund performance, as demand for office space is setting historic records, far exceeding expectations and providing for strong rental rate increases.

Portfolio Outlook

We continue to focus on exploiting market inefficiencies by identifying undervalued growth opportunities. We expect to see continued upward price pressure for the sector, albeit less than the past twelve months. This belief is based on continued strong fundamentals, attractive valuations, stable earnings growth and low volatility compared to the broader market.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 12, 2001

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GOLDMAN SACHS REAL ESTATE SECURITIES FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios .

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Real Estate Securities Fund’s Lifetime Performance

Growth of a $10,000 Investment, July 27, 1998 to December 31, 2000.

Class A Shares
Wilshire Real Estate Securities Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$11,530
$11,337
7/27/98
12/98
6/99
12/99
6/00
12/00

Average Annual Total Return through December 31, 2000	Since Inception	One Year

Class A
Excluding sales charges	8.50%	31.86%
Including sales charges	6.02%	24.54%

Class B
Excluding contingent deferred sales charges	7.74%	31.04%
Including contingent deferred sales charges	6.53%	25.86%

Class C
Excluding contingent deferred sales charges	7.76%	31.14%
Including contingent deferred sales charges	7.76%	30.10%

Institutional Class	8.95%	32.45%

Service Class	8.48%	31.99%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 97.4%

Apartments – 24.0%
217,700	Apartment Investment & Management Co.	$10,871,394
203,800	Archstone Communities Trust	5,247,850
194,600	AvalonBay Communities, Inc.	9,754,325
408,200	Boardwalk Equities, Inc.*	3,128,908
31,800	BRE Properties, Inc.	1,007,662
43,300	Charles E. Smith Residential Realty, Inc.	2,035,100
176,200	Equity Residential Properties Trust	9,746,062
24,500	Essex Property Trust, Inc.	1,341,375
108,500	Gables Residential Trust	3,038,000
297,300	United Dominion Realty Trust, Inc.	3,214,556

		49,385,232

Development – 3.2%
380,600	Catellus Development Corp.*	6,660,500

Hotels – 8.5%
209,400	Bass PLC ADR	2,290,313
106,700	Harrah’s Entertainment, Inc.*	2,814,212
75,600	Hospitality Properties Trust	1,710,450
303,200	Starwood Hotels & Resorts Worldwide, Inc.	10,687,800

		17,502,775

Industrial – 9.3%
68,300	CenterPoint Properties Corp.	3,227,175
217,600	Liberty Property Trust	6,215,200
431,200	ProLogis Trust	9,594,200

		19,036,575

Manufactured Housing – 1.0%
73,300	Manufactured Home Communities, Inc.	2,125,700

Mixed Properties – 18.4%
101,500	Brandywine Realty Trust	2,099,781
222,100	Cousins Properties, Inc.	6,204,919
415,500	Duke-Weeks Realty Corp.	10,231,687
171,600	Highwoods Properties, Inc.	4,268,550
292,100	Prentiss Properties Trust	7,868,444
187,500	Vornado Realty Trust	7,183,594

		37,856,975

Office – 22.2%
205,800	Boston Properties, Inc.	8,952,300
244,200	Corporate Office Properties Trust	2,426,738
326,600	Equity Office Properties Trust	10,655,325
768,000	HRPT Properties Trust	5,808,000
79,500	Parkway Properties, Inc.	2,360,156
161,700	Spieker Properties, Inc.	8,105,213
482,200	Trizec Hahn Corp.	7,293,275

		45,601,007

Regional Malls – 3.2%
76,100	General Growth Properties, Inc.	2,753,869
117,200	Simon Property Group, Inc.	2,812,800
49,100	The Macerich Co.	942,106

		6,508,775

Shares	Description	Value

Common Stocks – (continued)

Self Storage – 2.4%
204,000	Public Storage, Inc.	$ 4,959,750

Shopping Centers – 5.1%
397,200	JDN Realty Corp.	4,195,425
92,500	Kimco Realty Corp.	4,087,344
97,600	Pan Pacific Retail Properties, Inc.	2,177,700

		10,460,469

TOTAL COMMON STOCKS (Cost $171,434,853)		$200,097,758

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.1%

Joint Repurchase Agreement Account II ∧
$6,400,000	6.48%	01/02/2001	$ 6,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $6,400,000)			$ 6,400,000

TOTAL INVESTMENTS
(Cost $177,834,853)			$206,497,758

*	Non-income producing security.
_	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 2000

Assets:

Investment in securities, at value (identified cost $177,834,853)	$206,497,758
Cash	400,849
Receivables:
Investment securities sold	1,128,274
Dividends and interest	927,364
Fund shares sold	806,814
Reimbursement from adviser	189,194

Total assets	209,950,253

Liabilities:

Payables:
Investment securities purchased	3,443,002
Options written, at value (premium received $427,096)	586,500
Amounts owed to affiliates	219,527
Fund shares repurchased	175,745
Accrued expenses and other liabilities	88,701

Total liabilities	4,513,475

Net Assets:

Paid-in capital	177,656,688
Accumulated net investment income	571,854
Accumulated net realized loss from investment transactions	(1,295,265)
Net unrealized gain on investments	28,503,501

NET ASSETS	$205,436,778

Net asset value, offering and redemption price per share: (a)
Class A	$11.00
Class B	$11.05
Class C	$10.98
Institutional	$11.03
Service	$11.04

Shares outstanding:
Class A	11,179,572
Class B	484,787
Class C	272,490
Institutional	6,725,542
Service	165

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	18,662,556

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $11.64. At redemption, Class B and Class C Shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 2000

Investment income:

Dividends (a)	$ 7,843,762
Interest	253,591

Total income	8,097,353

Expenses:

Management fees	1,560,870
Distribution and Service fees (b)	536,361
Transfer Agent fees (c)	216,573
Printing fees	151,105
Custodian fees	91,679
Registration fees	55,627
Professional fees	44,425
Trustee fees	8,586
Other	121,992

Total expenses	2,787,218

Less — expense reductions	(712,776)

Net expenses	2,074,442

NET INVESTMENT INCOME	6,022,911

Realized and unrealized gain (loss) on investment and written option transactions:

Net realized gain from:
Investment transactions	1,014,338
Options written	524,251
Net change in unrealized gain (loss) on:
Investments	35,238,168
Options written	(159,404)

Net realized and unrealized gain on investment and written option transactions	36,617,353

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	42,640,264

(a)	Foreign taxes withheld on dividends were $28,706.
(b)	Class A, Class B and Class C had Distribution and Service fees of $491,225, $27,470 and $17,666, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $186,665, $5,219, $3,357, $21,331 and $1, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2000	For the Year Ended December 31, 1999

From operations:

Net investment income	$ 6,022,911	$ 6,326,342
Net realized gain (loss) on investment and written option transactions	1,538,589	(2,340,890)
Net change in unrealized gain (loss) on investments and options written	35,078,764	(6,845,259)

Net increase (decrease) in net assets resulting from operations	42,640,264	(2,859,807)

Distributions to shareholders:

From net investment income
Class A Shares	(3,635,674)	(4,206,708)
Class B Shares	(97,285)	(9,242)
Class C Shares	(61,115)	(12,545)
Institutional Shares	(2,213,685)	(2,276,191)
Service Shares	(59)	(59)
In excess of net investment income
Class A Shares	—	(252,747)
Class B Shares	—	(555)
Class C Shares	—	(754)
Institutional Shares	—	(136,758)
Service Shares	—	(4)
From tax return of capital
Class A Shares	(333,125)	(228,429)
Class B Shares	(8,914)	(502)
Class C Shares	(5,600)	(681)
Institutional Shares	(202,833)	(123,600)
Service Shares	(5)	(3)

Total distributions to shareholders	(6,558,295)	(7,248,778)

From share transactions:

Proceeds from sales of shares	87,783,466	129,535,822
Reinvestment of dividends and distributions	4,486,239	4,492,219
Cost of shares repurchased	(60,302,596)	(54,013,009)

Net increase in net assets resulting from share transactions	31,967,109	80,015,032

TOTAL INCREASE	68,049,078	69,906,447

Net assets:

Beginning of year	137,387,700	67,481,253

End of year	$205,436,778	$137,387,700

Accumulated net investment income	$ 571,854	$ 34,187

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From tax return of capital	Total distributions

FOR THE YEAR ENDED DECEMBER 31,

2000 - Class A Shares	$8.68	$0.44	(c)	$2.28	$2.72	$(0.36)	$ —	$(0.04)	$(0.40)
2000 - Class B Shares	$8.73	$0.40	(c)	$2.27	2.67	(0.31)	—	(0.04)	(0.35)
2000 - Class C Shares	$8.66	$0.39	(c)	$2.27	2.66	(0.30)	—	(0.04)	(0.34)
2000 - Institutional Shares	$8.69	$0.48	(c)	$2.30	2.78	(0.40)	—	(0.04)	(0.44)
2000 - Service Shares	$8.69	$0.44	(c)	$2.30	2.74	(0.35)	—	(0.04)	(0.39)

FOR THE YEAR ENDED DECEMBER 31,

1999 - Class A Shares	9.20	0.38	(c)	(0.48)	(0.10)	(0.38)	(0.02)	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(c)	(0.45)	(0.17)	(0.28)	(0.07)	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(c)	(0.48)	(0.18)	(0.30)	(0.05)	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(c)	(0.47)	(0.07)	(0.40)	(0.03)	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(c)	(0.49)	(0.11)	(0.38)	(0.01)	(0.02)	(0.41)

FOR THE PERIOD ENDED DECEMBER 31,

1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)	(0.15)	—	—	(0.15)
1998 - Class B Shares (commenced July 27)	10.00	0.14	(c)	(0.83)	(0.69)	(0.04)	—	—	(0.04)
1998 - Class C Shares (commenced July 27)	10.00	0.22	(c)	(0.91)	(0.69)	(0.10)	—	—	(0.10)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	(c)	(0.95)	(0.64)	(0.15)	—	—	(0.15)
1998 - Service Shares (commenced July 27)	10.00	0.25	(c)	(0.91)	(0.66)	(0.13)	—	—	(0.13)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Ratios assuming no expense reductions

Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$11.00	31.86%	$122,964	1.44%		4.43%		1.99%		3.88%		49%
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

9.20	(6.53)	19,961	1.47	(b)	23.52	(b)	3.52	(b)	21.47	(b)	6
9.27	(6.88)	2	2.19	(b)	3.60	(b)	4.02	(b)	1.77	(b)	6
9.21	(6.85)	1	2.19	(b)	5.49	(b)	4.02	(b)	3.66	(b)	6
9.21	(6.37)	47,516	1.04	(b)	8.05	(b)	2.87	(b)	6.22	(b)	6
9.21	(6.56)	1	1.54	(b)	6.29	(b)	3.37	(b)	4.46	(b)	6

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
December 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

      The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.

        In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

        At December 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $179,130,118. Accordingly, the gross unrealized gain on investments was $28,192,781 and the gross unrealized loss on investments was $825,141 resulting in a net unrealized gain of $27,367,640.

The Fund had no capital loss carryforwards for federal tax purposes.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2000

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“The Agreement”) Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        Goldman Sachs has voluntarily agreed to reduce or limit certain “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the year ended December 31, 2000, the adviser reimbursed approximately $460,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2000, the Custody fees were reduced by approximately $6,500 under such arrangements.

        Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $266,000 for the year ended December 31, 2000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to .25% of the average daily net assets attributable to the Class A Shares. For the year ended December 31, 2000, Goldman Sachs has waived approximately $246,000 of the Distribution and Service fees attributable to the Class A Shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

At December 31, 2000, the Fund owed approximately $167,000, $31,000 and $22,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds and sales or maturities of securities (excluding short-term investments) for the year ended December 31, 2000, were $107,006,150 and $73,864,968, respectively.
For the year ended December 31, 2000, Goldman Sachs earned approximately $52,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

For the year ended December 31, 2000, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Options outstanding at December 31, 1999	—	$ —

Options written	3,802	1,100,032

Options terminated in closing purchase transactions	(152)	(35,643)

Options exercised	(2,270)	(637,293)

Options outstanding at December 31, 2000	1,380	$427,096

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2000

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At December 31, 2000, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $6,400,000 in principal amount. At December 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$900,000,000	6.50%	01/02/2001	$ 900,000,000	$ 900,650,000

Barclays Capital, Inc.	300,000,000	6.47	01/02/2001	300,000,000	300,215,667

Bear Stearns Companies, Inc.	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Deutsche Bank Securities	250,000,000	6.45	01/02/2001	250,000,000	250,179,167

Morgan Stanley Dean Witter	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Salomon Smith Barney Holdings, Inc.	301,300,000	6.47	01/02/2001	301,300,000	301,516,601

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$2,751,300,000	$2,753,281,435

6. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2000, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

7. CHANGE IN INDEPENDENT AUDITOR

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA statement of Position 93-2, the Fund has reclassified $499,487 from paid-in capital to accumulated net investment income and $23,087 from accumulated net realized loss on investment transactions to accumulated net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the years ended December 31, 2000 and 1999 is as follows:

	For the year Ended December 31, 2000		For the year Ended December 31, 1999

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,481,246	$44,366,103	11,403,124	$104,642,563
Reinvestment of dividends and distributions	348,684	3,496,677	412,356	3,571,008
Shares repurchased	(4,419,577)	(40,792,578)	(3,215,626)	(27,495,073)

	410,353	7,070,202	8,599,854	80,718,498

Class B Shares
Shares sold	509,751	5,080,349	51,929	468,345
Reinvestment of dividends and distributions	4,026	41,604	1,151	9,653
Shares repurchased	(81,256)	(839,352)	(1,003)	(8,393)

	432,521	4,282,601	52,077	469,605

Class C Shares
Shares sold	234,120	2,332,550	88,350	792,983
Reinvestment of dividends and distributions	4,737	48,073	1,413	11,869
Shares repurchased	(46,844)	(472,069)	(9,449)	(80,747)

	192,013	1,908,554	80,314	724,105

Institutional Shares
Shares sold	3,547,497	36,004,464	2,581,373	23,631,931
Reinvestment of dividends and distributions	87,295	899,821	101,530	899,623
Shares repurchased	(1,831,521)	(18,198,597)	(2,917,766)	(26,428,706)

	1,803,271	18,705,688	(234,863)	(1,897,152)

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	6	64	7	66
Shares repurchased	—	—	(11)	(90)

	6	64	(4)	(24)

NET INCREASE	2,838,164	$31,967,109	8,497,378	$ 80,015,032

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Real Estate Securities Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the two periods in the period then ended, were audited by other auditors whose report, dated February 16, 2000, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Real Estate Securities Fund at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2001
[This Page Intentionally Left Blank]

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Real Estate Securities Fund

An Investment Idea for the Long Term

Over the long term, real estate investment trusts (REITs) have historically outperformed many traditional investments, such as fixed income securities, while seeking to provide competitive total returns against the broad equity market.[1]

The Goldman Sachs Real Estate Securities Fund (“the Fund”) seeks to provide investors access to the benefits associated with equity investing. The Fund seeks long-term growth of capital and dividend income primarily through investments in equity securities of issuers engaged in or related to the real estate industry.

Target Your Needs

The Goldman Sachs Real Estate Securities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.[2] (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Real Estate Securities Fund and other Goldman Sachs Funds, please call your investment professional today.

[1]  An investment in real estate securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

[2]  The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total return may not be as significant.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: February 28, 2001

01-157 / REITAR / 7.5K / 2-01